SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2006

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Dell Ave., Campbell, CA		95008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On February 23, 2006, a Form 15-12B was filed with the SEC on behalf of another company called Focus Entertainment International, Inc.  As a result of a filing error, the Form 15-12B was mistakenly filed using Focus Enhancements’ (the “Company’s”) SEC filing codes and accordingly appears as a Company filing.  Focus Entertainment International intends to promptly rectify this mistake.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: February 23, 2006	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	EVP of Finance and CFO